                                                                   Exhibit 10.26

                              FOURTH AMENDMENT TO

                        MULTICURRENCY CREDIT AGREEMENT

                                  AND WAIVER


     THIS FOURTH AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of October 31, 2000 among SOLA INTERNATIONAL, INC., a Delaware corporation (the "Company"), those certain Subsidiaries of the Company identified on the signature pages hereto, the Banks party hereto and BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as Agent for the Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                   RECITALS
                                   --------


     WHEREAS, the Company and certain Subsidiaries of the Company, as Borrowers (the "Borrowers"), certain other Subsidiaries of the Company as Subsidiary Guarantors, the Banks and the Agent entered into that certain Multicurrency Credit Agreement, dated as of June 14, 1996 (as amended by that certain Consent and Amendment No. 1 to Multicurrency Credit Agreement, dated as of March 31, 1997, that certain Amendment No. 2 to Multicurrency Credit Agreement, dated as of November 5, 1997 (the "Second Amendment"), that certain Amendment No. 3 to Multicurrency Credit Agreement, dated as of March 4, 1998 (the "Third Amendment"), and as otherwise amended or modified from time to time, the "Credit Agreement";

     WHEREAS the Subsidiary Guarantors were released pursuant to the Second Amendment and Third Amendment, and certain additional Borrowers were added pursuant to the terms thereof;

     WHEREAS, an Event of Default exists under the Credit Agreement as a result of the failure of the Company and its Subsidiaries to be able to comply with the terms of Section 8.12(a) of the Credit Agreement for the fiscal quarter ended September 30, 2000 (the "Financial Covenant Default");

     WHEREAS, the Borrowers have requested that the Majority Banks provide a waiver of the Financial Covenant Default and continue to make available to the Borrowers the Credit Extensions provided under the Credit Agreement; and

     WHEREAS, the Majority Banks are willing to provide a waiver of the Financial Covenant Default and to continue to make available to the Borrowers the Credit Extensions under the Credit Agreement, based upon and subject to the terms and conditions specified in this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------


                                   SECTION 1
                             REAFFIRMATION/WAIVER
                             --------------------

     1.1  Reaffirmation of Existing Debt. The Borrowers acknowledge and confirm
          ------------------------------
that (a) the Borrowers' obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Bank for any drawing on a Letter of Credit is unconditional and, as of the date hereof, not subject to any offsets, defenses or counterclaims, (b) the Agent and the Banks have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents, and (c) by entering into this Amendment, the Banks party hereto do not waive (except for the waiver of the Financial Covenant Default specified below) or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of any Borrowers thereunder.

     1.2  Waiver.
          ------

     The Borrowers acknowledge the Financial Covenant Default that exists due to the failure of the Company and its Subsidiaries to be able to comply with the financial covenant contained in Section 8.12(a) of the Credit Agreement for the fiscal quarter ended September 30, 2000. The Majority Banks hereby waive the Financial Covenant Default, subject to the terms and conditions set forth herein. This waiver shall not modify or affect (a) the Company's and its Subsidiaries' obligation to comply with the terms of Section 8.12(a) of the Credit Agreement on and at all times after September 30, 2000, including without limitation the application of the financial covenant in Section 8.12(a) as measured as of December 31, 2000 and thereafter and

(b) the Company's and the other Borrowers' obligation to comply fully with any other duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents.

     Except for the specific waiver set forth above, nothing contained herein shall be deemed to constitute a waiver of any rights or remedies the Agent or any Bank may have under the Credit Agreement or any other Loan Document or under applicable law. The specific waiver set forth herein is a one-time waiver and shall be effective only in this specific instance, and shall not obligate the Banks to waive any other Default or Event of Default, now existing or hereafter arising.


                                   SECTION 2
                        AMENDMENTS TO CREDIT AGREEMENT
                        ------------------------------


     2.1  Conditions to All Extensions of Credit. Section 5.02 is amended to
          --------------------------------------
add the following new paragraph at the end thereof:


          Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be deemed to have represented or warranted in any manner as to its compliance or non-compliance with the financial covenant set forth in Section 8.12(a), during the period from December 31, 2000 through January 31, 2001, unless the Company has (i) submitted financial statements for its fiscal quarter ending December 31, 2000 to the SEC, the Agent or any Bank or has otherwise made public such financial statements or
     (ii) confirmed to the Agent or any Bank or has otherwise made a public statement as to its compliance or non-compliance with such financial covenant.

     2.2  Financial Statements. Section 7.01(b) of the Credit Agreement is
          --------------------
amended to delete the first 25 words therein and to insert in substitution the following:


          (a) as soon as available, but not later than (i) 60 days after the end of the first three fiscal quarters of each fiscal year, through the fiscal quarter ended September 30, 2000 and (ii) beginning with the fiscal quarter ending December 31, 2000, 31 days after the end of the first three fiscal quarters of each fiscal year,

     2.3  Certificates; Other Information. Section 7.02 of the Credit Agreement
          -------------------------------
is amended to delete the word "and" at the end of subsection (e) thereof, to delete the period and to insert a semicolon and the word "and" in substitution therefor at the end of subsection (f) thereof, and to add a new subsection (g) thereto to read as follows:

          (g) on or before January 15, 2001, a certificate from a Responsible Officer as to whether, to the best knowledge of the Company, the Company and its Subsidiaries are in compliance with the financial covenant set forth in Section 8.12(d).

     2.4  Financial Condition. Section 8.12 of the Credit Agreement is amended
          -------------------
to add a new subsection (d) thereto to read as follows:


          (d)  Minimum EBITDA. EBITDA for the Company and its Subsidiaries, for
               --------------
     the twelve month period ending December 31, 2000, shall not be less than $ 62,000,000.


     2.5  Compliance Certificate. Paragraph 1. (Leverage Ratio) of Exhibit C to
          ----------------------                --------------
the Credit Agreement (Compliance Certificate) is amended and restated in its entirety to read as follows:


          1.   EBITDA/Leverage Ratio. EBITDA was $_____________ and the Leverage
               ---------------------
     Ratio was _____ to 1.00, as computed on Attachment 1 hereto. The minimum
                                             ------------
     EBITDA permitted pursuant to Section 8.12(d) of the Credit Agreement on the Computation Date is $62,000,000 and, accordingly, the aforementioned requirement of such subsection (d) has [not] been satisfied. The maximum Leverage Ratio permitted pursuant to Section 8.12(a) of the Credit Agreement on the Computation Date is 3.20 to 1.00 and, accordingly, the aforementioned requirement of such subsection (a) has [not] been satisfied.

     provided that the Company shall only be required to deliver a Compliance Certificate so amended for the fiscal quarter ending December 31, 2000 and thereafter.


                                   SECTION 3
                       PARTIAL SUSPENSION OF COMMITMENTS
                       ---------------------------------


     Notwithstanding anything in the Credit Agreement to the contrary, including, without limitation, the definitions of Tranche A Revolving Commitment Amount and Tranche B Revolving Commitment Amount set forth in Section 1.01 of the Credit Agreement:

          (a) the aggregate principal amount of Tranche A Revolving Loans outstanding shall not exceed the Dollar Equivalent of $20,000,000; provided that on and after February 1, 2001, with the written consent of the Majority Banks, the aggregate principal amount of Tranche A Revolving Loans outstanding may be increased up to the Tranche A Revolving Commitment Amount of $30,000,000.

          (b) the aggregate principal amount of Tranche B Revolving Loans plus the aggregate Dollar Equivalent of all L/C Obligations outstanding shall not exceed $180,000,000; provided that on and after February 1, 2001, with the written consent of the Majority Banks, the aggregate principal amount of Tranche B Revolving Loans plus the aggregate Dollar Equivalent on all L/C Obligations outstanding may be increased up to the Tranche B Revolving Commitment Amount of $270,000,000.


                                   SECTION 4
                             CONDITIONS PRECEDENT
                             --------------------


     4.1  Conditions Precedent. This Amendment shall not be effective until the
          --------------------
following conditions have been satisfied or waived by the Majority Banks:


          (a) Receipt by the Agent of copies of this Amendment duly executed by the Borrowers and the Majority Banks.

          (b) Receipt by the Agent of a certificate of the corporate secretary of each of the Borrowers certifying as to resolutions or authorization of the Board of Directors of each Borrower approving and adopting this Amendment and the transactions contemplated herein and authorizing the execution, delivery and performance hereof.

          (c) Receipt by the Agent of an opinion or opinions from counsel to the Company relating to this Amendment and the transactions contemplated herein, in form and substance satisfactory to the Agent, addressed to the Agent on behalf of the Banks and dated as of the date hereof.

          (d) The payment by the Borrowers of (i) an amendment fee of 7.5 basis points (.075% ) on the current aggregate Commitments of each Bank who duly executes and delivers this Amendment no later than 5:00 p.m. Eastern Standard Time on Tuesday, October 31, 2000, and (ii) the reasonable documented out-of-pocket expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein, including, without limitation, reasonable documented legal fees and expenses.

                                   SECTION 5
                                 MISCELLANEOUS
                                 -------------

     5.1  Ratification of Credit Agreement. The term "Credit Agreement" and
          --------------------------------
"Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     5.2  Authority/Enforceability. Each of the Borrowers, the Agent and the
          ------------------------
Banks party hereto represents and warrants as follows:


          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     5.3  No Conflicts. Neither the execution and delivery of this Amendment,
          ------------
nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by any Borrower will (a) violate, contravene or conflict with any provision of its articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (d) result in or require the creation of any Lien upon or with respect to its properties.

     5.4  No Default. The Borrowers represent and warrant to the Banks that (a)
          ----------
the representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default (other than as specifically waived hereby).

     5.5  General Release. In consideration of the Majority Banks entering into
          ---------------
this Amendment, the Borrowers hereby release the Agent, the Banks, and the Agent's and the Banks' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

     5.6  Counterparts/Telecopy. This Amendment may be executed in any number of
          ---------------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     5.7  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                 [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:                    SOLA INTERNATIONAL, INC.,
---------
                              a Delaware corporation


                              By: /s/ Steven M. Neil
                                  ----------------------------
                              Title: Executive Vice President, Chief Financial
                                     Officer

                              (ACN007719708), a South Australian corporation

                              SOLA OPTICAL HOLDINGS (U.K.) LIMITED,
                              an English corporation

                              SOLA OPTICAL S.A., a French corporation


                              SOLA OPTICAL GMBH, a German corporation


                              SOLA HONG KONG LTD.,
                              a Hong Kong corporation

                              SOLA ADC LENSES LIMITED,
                              an Irish corporation

                             SOLA OPTICAL ITALIA S.P.A.,
                             an Italian corporation


                             SOLA OPTICAL JAPAN LIMITED,

                             a Japanese corporation


                             SOLA OPTICAL SINGAPORE PTE. LTD.,

                             a Singapore corporation


                             SOLA IFSC, an Irish unlimited liability company

                             AMERICAN OPTICAL COMPANY

                             INTERNATIONAL A.G.,

                             a Switzerland corporation


                             By:  /s/ Steven M. Neil

                             Title: Attorney in fact of each of the foregoing entities

LENDERS:
-------
                             BANK OF AMERICA, N.A.

                             (formerly Bank of America National Trust

                             and Savings Association)

                             individually in its capacity as a Bank

                             and in its capacity as Agent







                             By: /s/ Paula Z. Kramp

                             Title:  Principal

                             THE BANK OF NOVA SCOTIA

                             By: /s/
                                 ------------------------------------------

                             Name:
                                  -----------------------------------------

                             Title:
                                   ----------------------------------------

                             FLEET NATIONAL BANK





                             By:
                                -----------------------------------------

                             Name:
                                  ---------------------------------------

                             Title:
                                   --------------------------------------

                              ABN AMRO BANK N.V.





                             By: /s/ Gina M Brusatori

                             Title: Senior Vice President

                             By: /s/ Dianne D. Barkley
                             Title: Senior Vice President

                                   COMMERZBANK AKTIENGESELLSCHAFT,

                                   Los Angeles Branch

By: /s/ Christian Jagenberg

                                   Title: Senior Vice President





                                   By: /s/ Steven F. Larsen

                                   Title: Vice President

                    WELLS FARGO BANK, NATIONAL ASSOCIATION





                    By:
                       -------------------------------

                    Name:
                         -----------------------------

                    Title:
                          ----------------------------

                                  BNP PARIBAS





                                  By: /s/ Katherine Wolfe

                                  Title: Director







                                  By: /s/ Debra Wright

                                  Title: Vice President

                      THE DAI-ICHI KANGYO BANK, LIMITED,

                      SAN FRANCISCO AGENCY





                      By: /s/ Nicholas A. Fiore

                      Title: Vice President